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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-90653 and No. 333-95105) of DoubleClick Inc. of our report dated June 25, 2002 relating to the financial statements of DoubleClick Inc. 401(k) Plan, which appears in this Form 11-K.

PricewaterhouseCoopers LLP
New York, New York
June 28, 2002